UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 19, 2022

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)Six Flags Entertainment Corporation (the “Company”) has appointed Derek Sample, 36, as Chief Accounting Officer effective September 19, 2022. Prior to joining the Company, Mr. Sample held the position of Corporate Controller at PHI Group, Inc, a global helicopter transportation company, from June 2021 through September 2022. From 2016 through 2021, Mr. Sample served in roles of increasing responsibility for Valaris, Inc., ultimately serving as its Director of Corporate Accounting. Previously, he served as SEC Technical Reporting Manager for Spiceworks, Inc., Manager of Financial Planning for Smart Sand, Inc., and Manager for KPMG. Mr. Sample holds Bachelor degrees in Accounting and Economics from Southwestern University and is a Certified Public Accountant.

In connection with his appointment, Mr. Sample will receive a base salary of $225,000 per year and an annual bonus opportunity with a target of 50% of his base salary. Additionally, Mr. Sample will receive a one-time signing bonus in the amount of $24,000. On September 19, 2022, in accordance with other applicable grant agreements under the Company’s Long-Term Incentive Plan, Mr. Sample will be granted 3,500 restricted stock units of the company, which will vest in equal installments on each of the first three anniversaries of the grant date. Mr. Sample is also entitled to participate in or receive benefits under the employee benefit programs of the Company, including the Company's life, health and disability programs, as well as to receive reimbursement of certain expenses incurred during his employment.

Mr. Sample has no family relationships, as defined in Item 401 of Regulation S-K, with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he will be selected as an officer of the Company. In addition, there have been no transactions directly or indirectly involving Mr. Sample that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Aimee Williams-Ramey
		Name:	Aimee Williams-Ramey
		Title:	Chief Legal Officer and Corporate Secretary
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Date: September 19, 2022